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    EXHIBIT 21

                   CURRENT LIST OF SUBSIDIARIES OF REGISTRANT

Advanta Corp. (DE)
         Advanta Residual Holding Corp. (DE)
         Colonial National Corp. (DE)
             Colonial National Bank USA
                 Colonial Mortgage Management Corp. (CA)
         Advanta Financial Corp. (UT)*
         Advanta National Bank
         Advanta GP Corp. (DE)
             Advanta 101 GP Corp. (DE)
         Advanta Investment Corp. (DE)
         Advanta Investment Corp. II (DE)
         Advanta International Corporation I (DE)
         Advanta International Corporation II (DE)
             Advanta UK (Scotland)**
         Advanta Leasing Holding Corp. (DE)
             Advanta Business Services Corp. (DE)***
                 Advanta Leasing Receivables Corp. (DE)
                 Advanta Leasing Receivables Corp. II (DE)
                 Mt. Vernon Leasing, Inc. (NJ)
         Advanta Service Corp. (DE)
         Advanta Life Insurance Company (AZ)
             Advanta Insurance Company (AZ)
             TSO National Life Insurance Company (AZ)
             Direct National Life Insurance Company (AZ)
         AICM, Inc. (AZ)
         Advanta Name Corp. (DE)
         Advanta Advertising, Inc. (DE)
             ADVANTENNIS Corp. (DE)
         Colonial National Automotive Financial Corp. (DE) Advanta Mortgage Holding Company (DE)
             Advanta Auto Finance Corporation (NV)
             Advanta Mortgage Corp. USA (DE)
                 Advanta Finance Corp. (NV)
                 Advanta Mortgage Corp. Midatlantic (PA)
                 Advanta Mortgage Corp. Midatlantic II (PA)
                 Advanta Mortgage Corp. New Jersey (NJ)
                 Advanta Mortgage Corp. Northeast (NY)
                 Advanta Mortgage Corp. Midwest (PA)
                 Advanta Financial Investments, Inc. (PA)
                 Advanta Nominee Services, Inc. (DE)
                 Advanta Mortgage Conduit Services, Inc. (DE)
                     Advanta Mortgage Receivables, Inc. (DE)


* Formerly Colonial National Financial Corp.
** Advanta International Corp. I and Advanta International Corp. II each owns 50% of Advanta UK.
*** Formerly Advanta Leasing Corp.